                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2005 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                                  /s/ Rod F. Dammeyer
                                                  ------------------------------
                                                  Rod F. Dammeyer
                                                  Director


Date: February 24, 2006
      -----------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2005 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                                  /s/ James M. Denny
                                                  ------------------------------
                                                  James M. Denny
                                                  Director


Date: February 27, 2006
      -----------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2005 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                                  /s/ Richard Fairbanks
                                                  ------------------------------
                                                  Richard Fairbanks
                                                  Director


Date: February 28, 2006
      -----------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2005 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                                  /s/ Deborah M. Fretz
                                                  ------------------------------
                                                  Deborah M. Fretz
                                                  Director


Date: February 28, 2006
      -----------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2005 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                                  /s/ Brian A. Kenney
                                                  ------------------------------
                                                  Brian A. Kenney
                                                  Director


Date: February 28, 2006
      -----------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2005 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                                  /s/ Miles L. Marsh
                                                  ------------------------------
                                                  Miles L. Marsh
                                                  Director


Date: March 6, 2006
      -------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2005 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                                  /s/ Mark G. McGrath
                                                  ------------------------------
                                                  Mark G. McGrath
                                                  Director


Date: February 25, 2006
      -----------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2005 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                                  /s/ Michael E. Murphy
                                                  ------------------------------
                                                  Michael E. Murphy
                                                  Director


Date: February 25, 2006
      -----------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2005 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                                  /s/ Casey J. Sylla
                                                  ------------------------------
                                                  Casey J. Sylla
                                                  Director


Date: February 28, 2006
      -----------------